Warrant Liabilities (Tables)	6 Months Ended
Jun. 30, 2023
Warrants Liabilities [Abstract]
Schedule of Warrants are Fair Valued Using Black-Scholes Model	The warrants are fair valued using Black-Scholes model. The following assumptions are used in calculating the fair values of the warrants:
	(Unaudited)	(Audited)
	June 30, 2023	December 31, 2022

Volatility	104%	75%
Risk-free rate	3.794%	3.794%